                                                                   Exhibit 10.23

       PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR
                             CONFIDENTIAL TREATMENT

                                SUPPLY AGREEMENT



                                 Deltagen, Inc.

                                Affymetrix, Inc.




[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                    CONTENTS

INTRODUCTION...................................................................3
DEFINITIONS....................................................................3
PROBE ARRAY SUPPLY.............................................................9
AFFYMETRIX PROPRIETARY RIGHTS.................................................15
COMPENSATION..................................................................16
INTELLECTUAL PROPERTY.........................................................22
PROJECT COORDINATION..........................................................25
CONFIDENTIALITY...............................................................26
WARRANTY......................................................................27
INDEMNITY.....................................................................28
TERM AND TERMINATION..........................................................30
MISCELLANEOUS.................................................................30


EXHIBIT A: INITIAL FORECAST...................................................20
EXHIBIT B: SYSTEMS PURCHASES..................................................21
EXHIBIT C: FABRICATION VERIFICATION CRITERIA..................................39
EXHIBIT D: RMA................................................................40

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                SUPPLY AGREEMENT

This Supply Agreement ("Agreement") is effective as of July 12, 2000 ("Effective Date") between Affymetrix, Inc. ("Affymetrix") a Delaware corporation having its principal place of business at 3380 Central Expressway, Santa Clara, California 95051, and Deltagen, Inc. ("Deltagen") a Delaware corporation having its principal place of business at 1003 Hamilton Avenue, Menlo Park, CA 94025.

1        INTRODUCTION

1.1 Affymetrix has research, development, and manufacturing capabilities and facilities, and has developed certain rights relevant to DNA probe array based technology.

1.2 Deltagen has research and development capabilities, and facilities to conduct research and development activities for the generation of databases useful in life sciences research.

1.3 Affymetrix and Deltagen desire to enter into an agreement whereby Affymetrix will supply Deltagen with DNA probe arrays for use in Deltagen's development of database products.

1.4 In consideration of the mutual covenants and promises contained in this Agreement, Affymetrix and Deltagen agree as follows:

2        DEFINITIONS

2.1 "Affiliate" shall mean any corporation, company, partnership, joint venture and/or firm which is controlled by or controls a Party or is under common control with a Party, but only for so long as such Affiliate remains an Affiliate of a Party, and only if such Affiliate is bound by the terms of this Agreement. For purposes of this Section, "control" shall mean, in the case of corporations (or equivalents of corporations), direct or indirect ownership of at least *** of the stock having the right to vote for directors of such corporation or, in the case of partnerships, at least *** of the ownership interest in such partnership. Each Party shall be liable to the other Party for breach of this Agreement by any of such Party's Affiliates, and any such breach shall be deemed a breach by such party.

2.2 "Chip Improvement Inventions" shall mean all those inventions, excluding background rights therein, that are conceived and first reduced to practice by an employee or contractor of Deltagen or its Affiliates at any time during the period beginning on the Effective Date and ending *** after termination of this

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         Agreement directly resulting from such inventor's use of the Probe Arrays supplied hereunder and that specifically relate to probe array manufacturing techniques, probe array layouts, and/or probe array packaging techniques, and/or to software to extract raw data from Probe Arrays *** but not including software or techniques or methods for ***, *** and/or *** such data. Deltagen and its Affiliates, shall have and retain a perpetual, fully-paid, nonexclusive, nontransferable (except pursuant to assignment as permitted in Section 12.5), nonsublicensable (except as necessary in conjunction with the *** as contemplated in this Agreement), world-wide license, and ***, if any, shall have a limited, nonexclusive, nontransferable, nonsublicensable internal use only right (solely to the extent, and for the sole purpose, and limited to the duration of, performing such *** for Deltagen), to each such Chip Improvement Invention, for any lawful use, which shall survive any termination of this Agreement. It is to be understood that neither any other inventions made with respect to the use of Probe Arrays nor any inventions made independently of the use of Probe Arrays provided hereunder (including, without limitation when made through the use of Deltagen's or any third party's proprietary technology or knowledge or other intellectual property) are Chip Improvement Inventions within the meaning of this Agreement. Chip Improvement Inventions shall further not include any other inventions that are conceived of or reduced to practice by an employee, contractor or customer of a Party or its Affiliates including, for example, inventions relating in whole or part to gene function, pathways interactions or discoveries resulting therefrom, expression data or discoveries resulting therefrom, software applications or algorithms used for higher level analysis of expression data (beyond that listed in the first sentence of this Section 2.2 above), targets identified through the use of the Probe Arrays, or correlations between genetic sequences and function (all of which are acknowledged and agreed to be the confidential information of the Party owning or discovering or developing the same, subject otherwise to the protections set forth in Section 8 of this Agreement.

2.3 "Committee" shall mean the individuals designated by Deltagen and Affymetrix to serve on a coordinating committee as outlined in Section 7.

2.4 "Confidential Information" shall mean all information and materials, patentable or otherwise, of a Party disclosed by or on behalf of such Party to the other Party and which derive value to a Party from not being generally known, including, but not limited to DNA sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, know- how, trade secrets, pre-clinical and clinical trials and the results thereof, sources of supply, patent positioning, and business plans, including any negative developments.

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

2.5 "Custom Probe Array" means a custom Probe Array, ***, sold by Affymetrix only to Deltagen and/or its Affiliates hereunder.

2.6 "Database" shall mean a collection of Datapoints which is made broadly available for license in whole or in part for use to derive additional information. A Database shall be considered to have been made "broadly available" for purposes of this Agreement if it is made available to third parties other than solely as a Service. If a database includes both Datapoints and data or information that is not derived directly from the use of a Probe Array supplied under this Agreement, then the term "Database" as used in this Agreement shall mean only that portion thereof which is comprised of Datapoints. In the event that a collection of Datapoints is provided on a Service basis and is later made broadly available, such collection of Datapoints shall be considered a "Service" at the time delivered to a single customer and a "Database" from and after the time it is made broadly available.

2.7 "Datapoint" shall mean the data and/or information (such as expression levels per Gene) Deltagen or its Affiliates derives directly from use of Probe Array(s) supplied under this Agreement which relates to a particular Gene represented on such Probe Array(s) and comprising all probe pairs on the Probe Array(s) that represent that Gene. ***.

2.8 "Deltagen's Area Of Interest" shall mean the use of Probe Arrays to generate gene expression data, for Deltagen's or its Affiliate's internal research purposes, Database technology development purposes and/or for generating Databases for license, and providing Services, to third parties.

2.9 "Demonstration Database" shall mean a Database that (A) omits or has disabled substantial functionality and/or features in comparison with the corresponding Database standard product and/or contains no more than *** Datapoints (as increased proportional to increases after the Effective Date in the number of genes in a Probe Array Chipset); (B) is used by Deltagen for testing, training, demonstration, promotional, marketing or other comparable purposes without charge (excluding nominal media charges and Deltagen's normal installation, service and/or training fees); and (C) may be used by the recipient for no more than *** from receipt. It is understood that Demonstration Databases shall not be distributed such that a recipient may assemble multiple Demonstration Databases into a Database.

2.10 "Fabrication Verification Criteria" shall mean Affymetrix' then current, applicable quality control criteria for Probe Arrays that are widely distributed to third parties, which quality control criteria as presently constituted have been delivered to Deltagen and which will be provided to Deltagen from time to time when a material change is made, plus the Specifications, PROVIDED THAT, the Fabrication Verification Criteria provided to Deltagen ***. Affymetrix will not

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         change the Fabrication Verification Criteria so as to *** to satisfy without Deltagen's prior written consent, which shall not be unreasonably withheld. Affymetrix' current Fabrication Verification Criteria as of the Effective Date is described in Exhibit C and includes the following: Detectability = ***, Specificity = ***.

2.11 "Forward Compatibility" shall mean, with respect to the probe pairs representing a single gene present on a Probe Array, the preservation of the DNA sequences in each and all of such probe pairs between and among all other Probe Arrays of the same Probe Array Chipset (including subsequent releases and versions of Probe Arrays with different specifications, such as an increase in the number or composition of the genes comprising the Probe Array Chipset).

2.12 "GATC Compliant" shall mean software and/ or databases meeting the standards set forth in accordance with the Genetic Analysis Technology Consortium ("GATC") standards group. In the event that the GATC standards are no longer maintained, the Parties will negotiate in good faith to define substitute specifications for interoperability of their respective software and databases.

2.13 "Gene" shall mean a nucleic acid sequence encoding a distinct RNA transcript. A Gene may be represented by a partial nucleic acid sequence representing an expressed sequence tag (EST). Multiple ESTs from the same Gene are considered a single Gene. Polymorphic variants of a nucleic acid sequence are considered a single Gene. If a nucleic acid sequence encodes multiple distinct RNA transcripts due to alternative splicing, each alternative internal splice variant is considered a distinct Gene.

2.14 "Lot" shall mean the standard minimum quantities in which Probe Arrays are made available to third parties, as set forth in Affymetrix' price list and specifications.

2.15 "Net Sales" shall mean the aggregate United States Dollar equivalent of gross revenues derived by or payable to Deltagen or its Affiliates for the transfer, sale, license, lease or other disposition of Databases, or the right to access or use Databases, to third parties less a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejections, or return of items previously sold, prompt payment discounts, *** actually incurred; b) actual trade or quantity discounts actually allowed and taken; c) excises, sales taxes, value added taxes, consumption taxes, duties, foreign withholding tax actually withheld, or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind); d) *** insurance, delivery, costs actually incurred and e) any *** other payments paid to *** on account of *** by, and/or for rights and/or licenses relating to, *** or *** or *** and/or their *** as

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         contemplated hereby or in their respective *** or other ***. No deduction shall be made for any item of cost incurred by Deltagen or its Affiliates in preparing, manufacturing, shipping, or selling Databases except as permitted pursuant to a), b), c), and d) above and the aggregate deductions to Net Sales pursuant to a) above shall not exceed ***. Net Sales shall not include (A) any royalties or license fees or other payments for (i) licenses under Deltagen's patents or other proprietary rights, even if the need for or desirability of such license arises out of the use of a Database,
         (ii) any knockout mice, conditional knockout mice, knock-in mice or any other animal(s) or any associated sperm, cells, materials or tissues, or (iii) licenses or other rights to access or use, or to be provided, information or data not directly derived from use of a Probe Array, even if such information is also contained within or derivable from a Probe Array; (B) any internal use by Deltagen or its Affiliates; or (C) any transfer between or among Deltagen and any of its Affiliates including if for re-license or resale. If Deltagen or an Affiliate licenses or sells to or through a distributor (which is not an Affiliate of Deltagen), Net Sales shall be the gross revenues (including but not limited to royalties and agency fees) received by Deltagen and/ or the applicable Affiliate from the license or other transfer of the Database to such distributor. In the event that Deltagen or any of its Affiliates licenses a Database to third parties for other than monetary value in whole or in part, such transfer shall be considered a license hereunder for accounting and royalty purposes. In the event cash and non-cash consideration or solely non-cash consideration is received by Deltagen, Net Sales shall be the cash consideration, if any, plus the value of non-cash consideration. Non cash consideration shall be determined on a country-by-country basis and shall be the average price of comparable arms length licenses solely for cash by Deltagen or its Affiliates in such country during the royalty reporting period in which such transfer occurs less the amount of cash consideration received, if any, or if no such comparable arms length licensing occurred in such country during such period, during the last period in which such arms length sales occurred. If no arms length licenses solely for cash have occurred in a particular country, non cash consideration for such transfer shall be the average price of comparable arms length licenses solely for cash in all countries less the amount of cash consideration received, if any. If no comparable arms length licenses solely for cash occurred, then the value of non cash consideration shall be valued on an equitable basis to be agreed upon by the parties. If a Database is sold or licensed as part of a database that includes both Datapoints and other information or data and/or as part of a system, package, or combination with other product(s), license(s) and/or service(s) (collectively, a "Product Bundle"), then the Net Sales attributable to the Database for purposes of

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         this Agreement shall be calculated by multiplying the Net Sales of the Product Bundle during that financial reporting period in question by the fraction A/ B where "A" is the average unit price during that period of the Database when licensed separately and "B" is the sum of all the average unit prices during that period of all of the component products and services comprising the Product Bundle when licensed or sold separately. If the Database or any other component product or service of a Product Bundle is not licensed or sold separately from the combination comprising the Product Bundle, then the percentage of the Net Sales of the Product Bundle that is attributable to the Database shall be an equitable allocation as reasonably determined by the Parties (or, if the Parties cannot agree, by arbitration in accordance with Section 12.6).

2.16 "Party" shall mean Affymetrix or Deltagen, as the context requires. "Parties" shall mean Affymetrix and Deltagen.

2.17 "Physical Defect" shall mean, with respect to a Probe Array, a defect in materials or workmanship of such Probe Array, or a defect in such Probe array resulting from the manufacture or handling of such Probe Array prior to delivery to the common carrier in accordance with
         Section 3.5, such that defect(s) are the cause of impaired hybridization of probe pairs, or any other impairment leading to materially aberrant Datapoints. Such determination must be made pursuant to Affymetrix' then current standard GeneChip expression assay protocols and Fabrication Verification Criteria that apply to such Probe Arrays.

2.18 "Probe Array" shall mean a solid support having an array of polynucleotides with known location and sequence fabricated by Affymetrix pursuant to this Agreement for use in expression analysis.

2.19 "Probe Array Chipset" means a set of Probe Arrays representing Affymetrix' then-current representation of the genome of a particular species or organism.

2.20 "Proprietary Probe Arrays" shall mean Probe Arrays which contain substantial proprietary genetic information of a third party for which incremental fees are due by Affymetrix to such third party associated with the use of such proprietary genetic information.

2.21 "Services" shall mean (i) the "one-off" provision of a custom collection of unique (relative to the Database(s) and not just a subset thereof) Datapoints for value exclusively to a single third party solely for such third party customer's internal use and/or (ii) the business of Deltagen using Probe Arrays to generate expression analysis information for third party customers on a service bureau basis. The term "Service" does not include offering customers the option to acquire a subset of the Datapoints that comprise a Database.

2.22 "Software" shall mean the software provided to Deltagen by Affymetrix for use with Probe Arrays and Systems.

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

2.23 "Specifications" shall mean Affymetrix' then-current Probe Array specifications, current versions (as of the Effective Date) of which will be provided to Deltagen within seven (7) days of the execution of this Agreement, for the Probe Arrays provided pursuant to this Agreement.

2.24 "System(s)" shall mean fluidics station(s), work station(s), probe array reader(s), hybridization ovens and any other systems or equipment sold to Deltagen pursuant to this Agreement.

2.25 "Term" shall mean the period beginning on the Effective Date and ending on a date (a) one (1) year after the Effective Date in the event Deltagen elects option (a) to continue under the terms and conditions of the "Beginning Period" as set forth in Section 5.1, in which case the Term shall be renewable for successive one (1) year periods (each, an "Extended Term") upon mutual written agreement by the Parties; or (b) three (3) years from the Effective Date in the event Deltagen elects option (b) as set forth in Section 5.1, unless extended pursuant to Section 5.1 in which case "Initial Term" shall mean the initial 3 year portion of the Term and "Extended Term" shall mean the potential extension of the Term by 2 or 4 years pursuant to Section 5.1.

3        PROBE ARRAY AND SYSTEM SUPPLY

3.1 Only Custom Probe Arrays pursuant to Section 5.12 and those expression Probe Arrays listed in Affymetrix' catalog at standard prices will be available for purchase pursuant to this Agreement.

3.2 Beginning on the Effective Date, Affymetrix will deliver such quantities of the appropriate Probe Arrays meeting the requirements of this Agreement, as specified in a properly rendered forecast made pursuant to Section 3.4, or, for the first 3 months of the Term, according to a forecast previously supplied by Deltagen and attached as Exhibit A. All Probe Arrays delivered to Deltagen under this Agreement shall have a ***.

3.3 Affymetrix shall maintain a minimum capacity to supply to Deltagen at least *** Probe Arrays per month (as used in this Agreement, "month" means a calendar month), subject to the next two sentences. In no event will Affymetrix be obligated to provide more than *** Probe Arrays in any one month (as increased proportional to increases in the number of Probe Arrays comprising the Probe Array Chipset(s) purchased by Deltagen); provided, however, Affymetrix shall use commercially reasonable efforts to fill Deltagen's orders for Probe Arrays in excess of said limit. In the event Affymetrix experiences a significant decrease in manufacturing yield for a sustained period or other manufacturing incapacity (as opposed to intentionally accepting orders in excess of Affymetrix's ability to

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         timely fill the same), such that Affymetrix is unable to supply Deltagen with previously accepted orders of properly forecasted Probe Arrays up to the maximum quantity per month obligation set forth in
         Section 3 above ("Qualifying Deltagen Orders"),***.

3.4 Beginning on the Effective Date and on a monthly rolling basis on the first business day of each month during the Term of this Agreement, Deltagen will provide a reasonable, good faith forecast of Probe Arrays to be supplied by Affymetrix during the following *** period or the period until the end of the Term if less than *** (such forecasts to be supplied by number of Probe Arrays and part number) to Deltagen and its Affiliates. The forecast will be provided according to a mechanism and on forms consistent with this Agreement and to be agreed upon in good faith by the Parties within 30 days after the Effective Date. The first and second month of each successive forecast (part number and individual quantity) shall constitute a firm order by Deltagen, accepted by Affymetrix, for the purchase of Probe Arrays under this Agreement. The subsequent months of such forecast will be Deltagen's non-binding estimate for capacity planning purposes only, and shall not be or constitute a commitment or firm order.

3.4.1 Delivery times for all Probe Arrays ordered hereunder will be on date(s), quoted at the time Affymetrix receives a firm order for such products, within the month as to which such order relates (subject to Sections 3.3 and 3.4 above). If Deltagen requests specific delivery date(s) for a firm order, then Affymetrix will use commercially reasonable efforts to deliver in accordance with such request.

3.4.2 Unless approved in writing by Deltagen, over-shipment or under-shipment of an order in excess of *** shall not be allowed.

3.4.3 If Affymetrix ships an order more than *** or more than ***, then a *** shall be applied to such order.

3.4.4 If the number of ordered Probe Arrays for a month increases by more than *** from the immediately preceding firm forecast for such month, then the number of such Probe Arrays above the *** increase shall be supplied in a reasonable time, but shall not be subject to penalty or breach on account of late supply thereof for purposes of Section 3.4.3.

3.5 Probe Arrays will be packed in Affymetrix' standard shipping packages and shipped to the address specified by Deltagen. Delivery of Probe Arrays hereunder will be F. O. B. Affymetrix' facility or the facility of its sales representative upon actual delivery to the common carrier for shipment to Deltagen. Delivery of Probe Arrays to the common carrier will be deemed by the Parties to be a representation by Affymetrix that such Probe Arrays have passed Affymetrix' then-current standard Probe Array quality control procedures and, meet the then-current

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         Fabrication Verification Criteria. Affymetrix will ship via a common carrier and mode of shipment selected by Deltagen or, if none is specified by Deltagen, Affymetrix will select the common carrier and mode of shipment. Title and risk of loss or damage for deliveries will pass to Deltagen upon delivery at the F. O. B. point. Deltagen will pay all shipping costs from the F. O. B. point, duties, and sales taxes. Deltagen will advise Affymetrix if insurance is desired on any shipments of Probe Arrays, and will reimburse Affymetrix for all such insurance charges.

3.6 Subject to provisions herein relating to warranty and support, all Probe Arrays will be deemed accepted unless they are returned to Affymetrix within 45 days after delivery to Deltagen, with written explanation of the basis on which such Probe Arrays have been returned, on Affymetrix' standard "Return Materials Authorization" according to the procedures provided for in such Return Materials Authorization (a current version (as of the Effective Date) of which is set forth in Exhibit D). Affymetrix will replace (i) all Probe Arrays that have Physical Defects and (ii) the entire affected Lot if more than a reasonable number, consistent with Affymetrix' normal quality criteria and overall size of the Lot, of the Probe Arrays in that Lot have Physical Defects. Replacements of Probe Affrays or Lots pursuant to the preceding sentence shall be free of charge to Deltagen and at Affymetrix' expense as to both in-bound and out-bound shipping costs.

3.7 Notwithstanding anything to the contrary herein, Affymetrix will provide Deltagen, *** in addition to the installation, set up and certification activities contemplated by Section 3.13, with (i) up to *** qualified instructor-days of training in use of Probe Arrays and Systems during the "Beginning Period" (as defined in Section 5.1) and up to *** qualified instructor-days of such training per year during the remainder of the Term, as requested by Deltagen, in accordance with schedules to be mutually and reasonably agreed and (ii) all *** used in the course of the standard initial System setup procedure for each System installed hereunder. In cases where Deltagen elects to have training at Affymetrix' facility, travel and expenses of Deltagen personnel will be paid by Deltagen. Additional training will be reasonably provided by Affymetrix to Deltagen at the request of Deltagen at the then current commercial terms.

3.8 Deltagen may not: 1) transfer the Probe Arrays provided by Affymetrix pursuant to this Agreement to third parties other than Deltagen's Affiliates and/or research partners who have purchased Affymetrix instrumentation systems and have in effect a license from Affymetrix to use such systems with Affymetrix probe arrays to perform bona fide contract research for the benefit of Deltagen and/or its Affiliates (such contract research must be pursuant to a written agreement

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         consistent with this Agreement) but only for so long as such license remains in effect and such third parties comply with the terms and conditions applicable to their use of Affymetrix products ("Research Partners"); or 2) transfer the data generated by use of Probe Arrays to any third party other than (i) Affiliates, (ii) Research Partners or
         (iii) subscribers to a Database; or 3) use the Probe Arrays provided by Affymetrix pursuant to the Agreement to provide services to any third party, other than to Affiliates, except as to those Probe Arrays where
         i) the service recipient agrees to limit further distribution of the data to other third parties consistent with Affymetrix' normal probe array supply terms and conditions as updated from time to time with advance written notice to Deltagen (Affymetrix has provided Deltagen with a copy of such terms and conditions as in effect as of the Effective Date; Deltagen shall use commercially reasonable efforts to promptly integrate updates to such terms and conditions not later than 90 days after Deltagen's receipt thereof, except that unless Deltagen elects otherwise, updated terms and conditions shall not apply to any binding agreement between Deltagen and the service recipient in existence as of the effective date of the update that is consistent with the version of such terms and conditions in effect at the time such agreement became binding on or the firm commitment of Deltagen), and (ii) the applicable fee for Probe Arrays used in Services is paid pursuant to Section 5.3; or 4) allow any third party, other than Affiliates and Research Partners for use in Deltagen's Area of Interest, to use the Probe Arrays supplied by Affymetrix to Deltagen under this Agreement; or 5) otherwise use the Probe Arrays delivered hereunder outside of Deltagen's Area of Interest; or 6) reuse the Probe Arrays; or 7) use Probe Arrays in diagnostic or other similar settings requiring FDA or other comparable regulatory agency approval unless Deltagen obtains such approval and such Probe Arrays are to be used in a clinical trial (and such Probe Arrays are not for microbial or pathogenic organisms). Deltagen will allow Affymetrix reasonable, periodic (but not more than once per year unless Deltagen has failed to comply with the prohibition against reuse) access to the Systems during regular business hours and with advance written notice solely to ensure compliance with the prohibition against reuse and, in the case of an audit conducted by an Affymetrix employee, without access to or retention of any expression analysis or other information or data of Deltagen or any of its Affiliates and Research Partners or its or their customers, licensors or licensees; if Affymetrix utilizes an independent auditor, such auditor shall have access to such information as reasonably necessary to perform the audit provided that such auditor shall not disclose the contents of such information to Affymetrix or its Affiliates. Any auditor shall be under reasonable obligations of confidentiality.

3.9 All Databases (excluding those provided on a Service basis) transferred to a third

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         party by Deltagen pursuant to this Agreement will be GATC Compliant *** that it is *** to use the GATC standard. Deltagen will bear its internal costs of such GATC compliance.

3.10 Deltagen may not sell or license the Databases through a distributor or agent except pursuant to written agreement(s) consistent with this Agreement.

3.11 Affymetrix will provide to Deltagen all standard System and Probe Array information, documentation and manuals and, in any event, sufficient genetic information to identify all the Genes on each Probe Array. If Affymetrix updates its Probe Arrays to include additional or different genetic sequence information, Affymetrix shall provide such information to Deltagen promptly, and in any event not later than *** after Affymetrix first makes such information *** .

3.12 Upon either Party's request, Deltagen and Affymetrix may reasonably cooperate in joint promotional activities of the Databases generated hereunder as mutually agreed. Each Party may use the other Party's trademarks, logos and tradenames ("Marks")as mutually agreed upon by the Parties , provided that the use by a Party of any of the other Party's Marks shall be subject to approval by such other Party, which approval shall not be unreasonably withheld or delayed. Each Party acknowledges the ownership by the other Party of its respective Marks. Each Party will maintain a high quality standard in connection with products and services promoted in connection with the other Party's Marks. If, in either Party's sole discretion, the other Party's use of the first Party's Marks does not meet the first Party's trademark usage policy as (i) actually complied with by the first Party and (ii) as communicated to the second Party in writing, then the first Party may, at its option, terminate the second Party's right to use the Marks pursuant to this Section 3.11. The parties agree to negotiate in good faith joint marketing activities where mutually deemed applicable.

3.13 Deltagen will issue by *** purchase order(s) for the System(s) and Software specified on Exhibit B. Promptly upon its receipt of Deltagen's purchase order, Affymetrix will *** install and set-up (including configuration, testing and certification) the Systems ordered hereunder at Deltagen's facility in accordance with Affymetrix' standard installation procedures ("Installation"). The Parties will cooperate and use all commercially reasonable efforts to complete Installation by not later than a date to be mutually agreed upon within seven (7) days after execution of this Agreement.

3.14 In the event that Affymetrix makes ***, the Specifications or any other material probe array specification(s) such that Deltagen reasonably will have to undergo *** or other *** to effectively incorporate Datapoints from Probe Arrays incorporating such change into a Database or to maintain *** Databases or Datapoints generated before and after the change, and Affymetrix provides

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         assistance intended to help ameliorate such situation to any other of its un-affiliated third party customers, then Affymetrix shall offer Deltagen at least the same or materially similar type(s) and level(s) of assistance on terms not less favorable, taken as a whole, than the most favorable of those offered to such other un-affiliated third party customers. Affymetrix shall use its commercially reasonable efforts to ensure *** when designing updates or changes to Probe Arrays. If Affymetrix is unable to maintain a commercially reasonable level of Forward Compatibility in a subsequent version of a Probe Array Chipset purchased by Deltagen such that Deltagen's ability (and/or associated costs) to generate, populate or maintain its expression database products or services are materially and adversely affected, then notwithstanding anything herein to the contrary, Affymetrix shall *** (subject to the same per *** set forth in Section 5) or, alternatively, Deltagen may within 60 days of Affymetrix discontinuing of the then previous Probe Array Chipset as a standard product offering in its catalogue elect to terminate this Agreement on six (6) months prior written notice.

4        AFFYMETRIX PROPRIETARY RIGHTS

4.1 Until the end of the Term, Deltagen will not buy probe arrays of diverse nucleic acids on solid supports from a third party when such third party arrays materially infringes the patent or copyright rights (or would materially infringe an allowed but as of then unissued patent claim) of Affymetrix or its Affiliates. In order to enforce this provision Affymetrix must provide Deltagen a) reasonable and prompt written notice of such infringement upon Affymetrix becoming aware of such infringement, b) reasonable evidence of such infringement, with which counsel for Deltagen reasonably concurs, c) reimburses Deltagen for the reasonable costs and expenses of counsel incurred in the review contemplated by clause b) preceding, and d) agrees in its notice to settle or defend any suit or proceeding brought against Deltagen and its affiliates to the extent based on a breach of contract or similar claim and to pay all damages and costs finally awarded against Deltagen for such claim and other reasonable related costs and expenses (including reasonable attorneys fees) arising out of Deltagen's compliance with this section 4.1. In order to avail itself of the benefits of (c) and (d) above, Deltagen shall (i) provide the notice described in
         (a) above to Deltagen's counsel within a reasonable period of time after receipt of such notice from Affymetrix (reasonably sufficient for (b) above to occur) and prior to entering into any new agreement or other binding commitment (ie., an agreement or commitment not existing as of the date of Deltagen's receipt of Affymetrix's notice) obligating Deltagen to buy any probe arrays of diverse nucleic acids on solid supports from a third party where Deltagen foresees or could reasonably foresee that such third party arrays materially infringe the patent or copyright rights (or would materially infringe an allowed but as of then unissued patent claim) of Affymetrix or its Affiliates that are described in such notice, and (ii) promptly, upon the occurrence of (b) above, cease all negotiations and other interactions with such third party with respect to such infringing arrays, provided that if (b) above does occur, including if Deltagen subsequent to (a) above has entered into a new agreement or other binding commitment after having allowed reasonably sufficient time for (b) above to occur, then Deltagen shall terminate

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         such agreement or commitment as soon as contractually and legally permissible and use its best efforts to abide by all contractual and legal requirements applicable to such termination. This Section 4.1, PER se, shall not confer on Deltagen or any third party any rights under the patent rights of Affymetrix not already licensed as set forth in Section 4.2.

4.2 Affymetrix hereby grants Deltagen and its Affiliates a non-exclusive, worldwide right and license, subject to Deltagen and its Affiliates compliance with the terms and conditions of this Agreement, to (i) use the Software (subject further to Deltagen's compliance with Affymetrix' standard software license terms and conditions (in written and/or "click-through" form) on the workstation(s) provided with the System(s) hereunder in accordance with its documentation and manuals to use and operate such System(s) (a copy of such license has been provided to Deltagen); (ii) use Probe Arrays, data, information and other materials provided by Affymetrix pursuant to this Agreement, derive Datapoints and generate Databases and Product Bundles therefrom and provide, distribute and sublicense Databases and Services, all subject to, and in accordance with, the terms and conditions of this Agreement; and
         (iii) otherwise practice and have the quiet enjoyment of the benefits and intents of this Agreement, as set forth herein.

5        COMPENSATION

5.1 Deltagen shall pay to Affymetrix a technology access fee of $500,000 on the Effective Date which shall cover the period beginning on the Effective Date and ending on the whichever of the following occurs first: (i) the *** of the Effective Date or (ii) the *** by Deltagen of a Database that generates Net Sales (the "Beginning Period"). Beginning on the last day of the Beginning Period and continuing throughout the remainder of the Term (and any Extended Term), Deltagen shall have a ***, exercisable by providing written notice to Affymetrix thirty (30) days after the first-to-occur date described in the first sentence, to either (a) continue under the terms and conditions applicable during the Beginning Period (including without limitation, training obligations as set forth in Section 3.7, Probe Array fees as set forth in Sections 5.2 and 3, and Database royalties as set forth in Section 5.5), in which case the "Beginning Period" shall be deemed by the Parties to mean, and all such terms and conditions shall exclusively apply during, the period beginning on the Effective Date and continuing throughout the remainder, if any, of the Term and any Extended Term as set forth in this Section; or (b) pay Affymetrix a technology access fee of $4,000,000 per year according to the following payment schedule:
         1,000,000 within 30 days after the last day of the Beginning Period and 1,000,000 at the end of every three (3) month period thereafter throughout the remainder of the Term (and

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         any Extended Term). In the event Deltagen elects option (b) above, Deltagen may extend the Term by two (2) years by providing written notice to Affymetrix no later than ninety (90) days before the end of the Initial Term. If so extended for two (2) years, Affymetrix will negotiate in good faith for an additional extension of the Term of the Agreement under similar terms for an additional two (2) years (for a potential total Term of up to seven (7) years), provided that Deltagen must provide *** before the end of the initial Extended Term of its desire to negotiate in good faith for such extension.

5.2 For each expression Probe Array (excluding those Probe Arrays for use in internal use or Services) delivered to Deltagen or its Affiliates during the Beginning Period that meet the Fabrication Verification Criteria, Deltagen will pay a fixed fee per Probe Array of the greater of: *** of Affymetrix' then-current regional (relative to where the Probe Arrays are to be used by Deltagen) list price for that Probe Array, as published in Affymetrix' catalog; or, ***. After the Beginning Period and during the remainder of the Term (and any Extended
         Term), for each expression Probe Array (excluding those Probe Arrays for use in internal use or Services) delivered to Deltagen or its Affiliates that meet the Fabrication Verification Criteria, Deltagen will pay a fixed fee per Probe Array of the greater of: *** of Affymetrix' then-current regional (relative to where the Probe Arrays are to be used by Deltagen) list price for that Probe Array, as published in Affymetrix' catalog; or, ***. The foregoing notwithstanding, genetic information access fees actually paid by Affymetrix to a third party with respect to Proprietary Probe Array(s) will not be discounted and will be passed through to Deltagen without mark-up as part of the fee payable hereunder with respect to such Proprietary Probe Array(s), but only to the extent that the genetic information access fees are not reflected in the list price of standard equivalently sized Probe Arrays.

5.3 For each Probe Array to be used in Services delivered to Deltagen or its Affiliates that meet the Fabrication Verification Criteria, Deltagen shall pay *** of Affymetrix' then current local (relative to the country in which the Datapoints from such Service is to be used by the customer) list as published in its catalog or, if applicable, the price for the equivalent probe arrays from Affymetrix then available to that particular third party recipient of such Services (if lower). *** For each expression Probe Array to be used for Deltagen's internal use delivered to Deltagen or its Affiliates during the Term that meet the Fabrication Verification Criteria, Deltagen will pay a fixed fee per Probe Array of the greater of: *** of Affymetrix' then-current regional (relative to where the Probe Arrays are to be used by Deltagen) list price for that Probe Array, as published in Affymetrix' catalog; or,
         ***.

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

5.4 Notwithstanding the foregoing or any provision to the contrary in this Agreement, Deltagen will be responsible for any and all royalties due to third parties for Probe Arrays supplied to Deltagen hereunder and/or with respect to the manufacture, sale, reproduction, distribution or use of any Database(s) or Datapoint(s). If Deltagen arranges with such a third party to pay such a royalty directly to such party, Deltagen shall at Affymetrix' request provide reasonably sufficient documentation to evidence such direct royalty payments to such third party, provided that Deltagen shall not be required to breach any confidentiality obligations owed to such third party. In the event Deltagen is sued by a third party based on a claim that Deltagen's use of the Probe Arrays, System(s) or Software provided hereunder infringes such third party's intellectual property rights, Deltagen may terminate this Agreement on fifteen (15) days prior written notice provided that if Deltagen so terminates, Affymetrix' indemnity obligations, if any, arising from such suit pursuant to Section 10.1 shall be limited to Deltagen's liability arising out of events occurring before the date of such termination; continued use of Probe Arrays after such termination shall be at its own risk.

5.5 At the time and in the manner hereinafter provided, Deltagen shall pay to Affymetrix a royalty at the applicable rate according to the table below times the Net Sales recognized by Deltagen in accordance with GAAP during the applicable royalty reporting period.

        --------------------------------------------------------- ----- ---------------------------------------------
                              TIME PERIOD                                               ROYALTY RATE
        --------------------------------------------------------- ----- ---------------------------------------------
                        During Beginning Period                                             ***
        --------------------------------------------------------- ----- ---------------------------------------------
                         During first year ***                                              ***
        --------------------------------------------------------- ----- ---------------------------------------------
                            Second year ***                                                 ***
        --------------------------------------------------------- ----- ---------------------------------------------
              Third and each subsequent year ***                                            ***
        --------------------------------------------------------- ----- ---------------------------------------------
           After termination of this Agreement (until last to                               ***
        expire Affymetrix patent rights that would otherwise be
                      infringed by such Database)
        --------------------------------------------------------- ----- ---------------------------------------------

         During the *** of the Beginning Period, and during the period beginning on termination of the Agreement and ***, the one-time minimum royalty payable by Deltagen per customer/licensee per Database shall be calculated according to the following schedule:

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         ------------------------------------------------------------------------
                              For Databases Comprised of *
         --------------------------------- ------- ------------------------------ ----------------------------------
         More Than                          But    No More Than                        Minimum Annual Royalty
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            The then  applicable  maximum                                ***
                                                   number  of  Datapoints  for a
                                                   Demonstration Database
         --------------------------------- ------- ------------------------------ ----------------------------------
         The  then   applicable   maximum          *** Datapoints                                               ***
         number  of   Datapoints   for  a
         Demonstration Database
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            *** Datapoints                                               ***
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            *** Datapoints                                               ***
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            *** Datapoints                                               ***
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            *** Datapoints                                               ***
         --------------------------------- ------- ------------------------------ ----------------------------------
         *** Datapoints                            *** Datapoints                                               ***
         --------------------------------- ------- ------------------------------ ----------------------------------
         ***                                                                      Datapoints For Databases comprised
                                                                                  of more than *** Datapoints, the
                                                                                  Parties shall negotiate in good
                                                                                  faith a minimum annual royalty.
         --------------------------------- ------- ------------------------------ ----------------------------------

         *For purposes of calculating the minimum annual royalty, the size of the Database will be measured by the number of Datapoints contractually accessible to a customer by way of a contract at inception of the applicable contract. It is understood that such licenses are not intended to allow license of multiple Demonstration Databases to a single customer of the same species that can be combined into a larger Database.

         Royalties will be reported and paid quarterly as specified in Section
         5.7. The amount payable per quarter will be calculated according to the following formula:

         ***

         Notwithstanding the foregoing, Net Sales otherwise subject to royalties accruing pursuant to this Section 5.5 shall be subject to a ***, which shall apply to the first *** in Net Sales recognized by Deltagen in accordance with GAAP during the term of this Agreement so that, notwithstanding the foregoing provisions, ***

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         such time as the aggregate ***. However, if this Agreement is terminated during the period beginning on the Effective Date and ending *** after the Effective Date such *** shall not apply to any Net Sales accruing after such termination of the Agreement (even if aggregate Net Sales have not exceeded *** as of such termination date).

5.6 Except as to royalty payments, all amounts referred to in this Section 5 will be invoiced by Affymetrix when due (Affymetrix will invoice for Systems and Probe Arrays upon shipment in accordance with Section 3.5). Royalty payments will be due as specified in Section 5.7. All payments will be made to Affymetrix thirty (30) days from the date of invoicing by Affymetrix. Late payments shall bear interest at the rate of *** per month. All payments in this Agreement will be made in the form of a check or wire transfer to Affymetrix in U. S. Dollars.

5.7 Deltagen shall deliver to Affymetrix, within sixty (60) days after the end of each calendar quarter, a written report showing its computation of royalty payments due under Section 5.5 of this Agreement, including any Net Sales of licenses of Databases by Deltagen or its Affiliates during such calendar quarter. All Net Sales shall be segmented in each such on a country by country basis, including the rates of exchange used to convert such royalties to U. S. Dollars from the currency in which the licenses were made. For the purposes of this Agreement, the methods and rates of exchange to be used for converting Net Sales in foreign currencies into U. S. Dollars for royalty payment purposes shall be the same as those used by Deltagen for its financial reporting in accordance with GAAP. Simultaneously with the delivery of each such report, Deltagen shall tender payment in U. S. Dollars of all royalties shown to be due therein. Where royalties are due for licenses of Databases in a country where, by reason of currency regulations or other legal constraints it is impossible or illegal for Deltagen or its Affiliates to transfer royalty payments to Affymetrix, such royalties shall be deposited in whatever currency is allowable in a bank in that country that is reasonably acceptable to Affymetrix. Any and all income or similar taxes imposed or levied on account of the receipt of royalties payable under this Agreement which are required to be withheld by Deltagen shall be paid or remitted by Deltagen on behalf of Affymetrix to the proper taxing authority. Proof of payment or remittance shall be secured and sent to Affymetrix as evidence of such payment or remittance in such form as required by the tax authorities having jurisdiction over Deltagen or its Affiliates. Such withholding taxes shall be deducted from the royalty that would otherwise be paid by Deltagen or its Affiliates to Affymetrix hereunder.

5.8 Except as provided in Section 5.9, hardware, custom designs, and other software, if any, may be acquired/ licensed by Deltagen and its Affiliates at Affymetrix'

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         regional list prices with discounts and terms no less favorable when taken as a whole than granted to other similarly situated un-Affiliated licensees or customers of Affymetrix under similar terms and conditions (taking into consideration applicable subscription, design and other fees payable to Affymetrix by such third parties).

5.9 During the Beginning Period, Deltagen shall purchase the Systems and the Software specified on Exhibit B, and may purchase Affymetrix' Laboratory Information Management System ("LIMS") and Expression Data Management Tool ("EDMT") software at a discount rate of *** from Affymetrix' then current regional list prices as published in its catalog. After the Beginning Period and during the remainder of the Term (and any Extended Term), Deltagen may purchase LIMS and EDMT at a discount rate of *** from Affymetrix' then current regional list prices as published in its catalog. ***.

5.10 After the Beginning Period, Affymetrix will provide early access to new product releases to Deltagen in a manner consistent with its *** customers.

5.11 Following Deltagen's request, Affymetrix agrees to consider reasonable proposals made by Deltagen in good faith under financial terms acceptable to Affymetrix for supply to Deltagen during the Term of custom Probe Arrays to be used by Deltagen in generating Databases; provided that Affymetrix shall have no obligation hereunder with respect to any such proposal and Affymetrix shall be free to reject any such proposal for any reason or no reason in Affymetrix' sole absolute discretion.

5.12 The parties shall mutually agree upon provisions to be added by written amendment to this Agreement concerning Custom Probe Arrays.

6        INTELLECTUAL PROPERTY

6.1 Any invention made during the course of and as part of this Agreement shall be owned according to inventorship of the relevant applications. Deltagen shall be the owner of all Datapoints and Databases. However, Deltagen (and its Affiliates) agree to assign to Affymetrix at Affymetrix' cost all Chip Improvement Inventions. Deltagen agrees to communicate periodically all technology improvements and developments that Deltagen reasonably believes are Chip Improvement Inventions to the Committee.

6.2 All Chip Improvement Inventions made available to Affymetrix hereunder shall be on an as-is basis. DELTAGEN DISCLAIMS ALL OTHER
         REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES RELATING TO INTELLECTUAL PROPERTY, MERCHANTABILITY, AND

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         FITNESS FOR A PARTICULAR PURPOSE. Deltagen makes no warranty that it will ever develop any Chip Improvement Invention. Deltagen shall have no liability under any theory of strict liability, negligence, whether active or passive, or products liability on account of the manufacture, use, license, or sale of Chip Improvement Inventions or products or Probe Arrays that contain or make use of any Chip Improvement Invention.

6.3 Subject to any prior rights of and Deltagen's contractual obligations and commitments to third parties (including prior rights and contractual obligations and commitments that arise after the Effective
         Date), in the event Deltagen or its Affiliate intends to exclusively license a invention to an un-Affiliated third party that is directed to a particular *** or its use that was primarily discovered through use of Probe Array(s) delivered hereunder, Affymetrix shall have the right of first refusal to negotiate with Deltagen or its Affiliate and execute an exclusive license to the applicable claims of such invention (if any) under mutually agreeable terms and conditions solely in the field of manufacture and use of probe arrays and systems (fluidics station(s), work station(s), probe array reader(s), hybridization ovens and any other systems or equipment) for use therewith manufactured by or for Affymetrix or its Affiliate(s). In the event Affymetrix and Deltagen are unable to reach agreement with regard to such exclusive license within 120 days of Affymetrix receiving notice from Deltagen or its Affiliate of such invention claims, Deltagen may then offer such license to other un-Affiliated third parties on an exclusive or non-exclusive basis provided that Deltagen shall not offer such exclusive license to any other un-Affiliated third party on terms and conditions more favorable, taken as a whole, to such party than those last offered by Affymetrix, taken as a whole, without first offering Affymetrix such more favorable terms and a reasonable time period (not to exceed 5 business days) for Affymetrix and Deltagen to negotiate such license. If Deltagen determines to offer such invention claims for license on a non-exclusive basis, Deltagen agrees to negotiate in good faith for at least non-exclusive access to Affymetrix under mutually agreeable terms and conditions to all Deltagen (and its Affiliates) owned inventions that are directed to particular *** or their uses that were primarily discovered through use of the Probe Arrays delivered hereunder, and such access will only be granted in the field of manufacture and use of probe arrays and systems (fluidics station(s), work station(s), probe array reader(s), hybridization ovens and any other systems or equipment) for use therewith made by or for Affymetrix or its Affiliate(s). Such non-exclusive access will be negotiated to include royalty and other payments no less favorable, taken as a whole, than granted to other similarly situated un-Affiliated third party licensees, and need only be provided if legally licensable at the time the invention is made. Deltagen

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         need not report such inventions until after publication in, for example, an issued patent or a patent application (depending on the jurisdiction).

6.4 In the event Deltagen or its Affiliate intends to exclusively license a invention to an un-Affiliated third party that is directed to (a) *** techniques (but only insofar as such *** techniques relate to *** or (b) software, techniques or methods for ***, Affymetrix shall have the right of first refusal to negotiate with Deltagen or its Affiliate and execute an exclusive license to the applicable claims of such invention (if any) under mutually agreeable terms and conditions solely in the field of manufacture and use of probe arrays and systems (fluidics station(s), work station(s), probe array reader(s), hybridization ovens and any other systems or equipment) for use therewith manufactured by or for Affymetrix or its Affiliate(s). In the event Affymetrix and Deltagen are unable to reach agreement with regard to such exclusive license within 120 days of Affymetrix receiving notice from Deltagen or its Affiliate of such invention claims, Deltagen may then offer such license to other un-Affiliated third parties on an exclusive or non-exclusive basis provided that Deltagen shall not offer such exclusive license to any other un-Affiliated third party on terms and conditions more favorable, taken as a whole, to such party than those last offered by Affymetrix, taken as a whole, without first offering Affymetrix such more favorable terms and a reasonable time period (not to exceed 5 business days) for Affymetrix and Deltagen to negotiate such license. If Deltagen determines to offer such invention claims for license on a non-exclusive basis, Deltagen agrees to negotiate in good faith for at least non-exclusive access to Affymetrix under mutually agreeable terms and conditions to all Deltagen (and its Affiliates) owned inventions that are directed to particular Genes or their uses that were primarily discovered through use of the Probe Arrays delivered hereunder, and such access will only be granted in the field of manufacture and use of probe arrays and systems (fluidics station(s), work station(s), probe array reader(s), hybridization ovens and any other systems or equipment) for use therewith made by or for Affymetrix or its Affiliate(s). Such non-exclusive access will be negotiated to include royalty and other payments no less favorable, taken as a whole, than granted to other similarly situated un-Affiliated third party licensees, and need only be provided if legally licensable at the time the invention is made. Deltagen need not report such inventions until after publication in, for example, an issued patent or a patent application (depending on the jurisdiction).

6.5 Affymetrix and Deltagen will negotiate in good faith for Deltagen to act as a nonexclusive agent for license of Affymetrix' LIMS and EDMT software for use with Deltagen's database products, PROVIDED THAT notwithstanding anything to the contrary in this Agreement, Deltagen, its Affiliates, its Research Partners and its

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         customers *** Affymetrix-specified *** or *** in connection with use of the *** or *** generated therefrom. To the extent Affymetrix specifies that certain *** and *** be used with *** and Deltagen elects not to follow such specification, then Affymetrix shall have no liability under this Agreement for any damage to such *** or the System(s), of any failure in the performance thereof that is caused by Deltagen's use of such non-specified ***, and Affymetrix' indemnity obligations under Section 10.1 shall not apply to any third party claim(s) of infringement caused by Deltagen's use of such nom-specified *** or *** (which claims of infringement shall be deemed "Non-Covered Claims" for purposes of Section 10.1). Furthermore, the foregoing statement of no contractual obligation shall not be construed to convey or imply any right or license under any intellectual property right of Affymetrix or its Affiliates.

6.6 Deltagen understands that no license is conveyed or implied for use of the Systems herein for probe arrays other than those manufactured or licensed by Affymetrix.

7        PROJECT COORDINATION

7.1 The parties will form the Committee, which shall be composed of such representatives of Affymetrix and Deltagen as each shall respectively appoint and be reasonably acceptable to the other Party. Each Party by its representative( s) shall cast one vote on the Committee. A quorum shall consist of at least one Committee representative from each Party. The Committee shall act only with the concurring votes of both Parties. A Party's representatives shall serve at the discretion of such Party and may be substituted for or replaced at any time by such Party. The Committee shall meet at least quarterly during the Term, except at such times as the Parties mutually believe there are no significant agenda items. The site of such meetings shall alternate between the offices of Affymetrix and Deltagen, (or any other site mutually agreed upon by the Parties) or be arranged by video conference. The proceedings of all meetings of the Committee shall be prepared alternately by the Parties, unless otherwise agreed, and sent to both Parties. In the event that the Committee is unable to reach a decision by unanimous action with respect to any matter and such inability continues for a period of forty- five (45) days after the date on which the matter is first submitted to the Committee, each Party shall refer the matter to the Chief Executive Officers of Affymetrix and Deltagen for resolution. Each Party shall set forth in writing a proposed solution to the impasse. If an acceptable resolution is not achieved, either party may choose to arbitrate the issue( s) in accordance with Section 12.7.

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         The Parties shall use reasonable efforts to continue performance of this Agreement during any such dispute.

7.2 The basic purpose of the Committee shall be to aid in coordinating the performance of this Agreement, although each Party shall remain responsible for the day to day performance of its respective duties and obligations under and pursuant to the terms of this Agreement. The charter and authority of the Committee shall be mutually agreed upon by the Parties. In no event, however, shall the Committee have the authority to amend this Agreement or to waive, or waive the performance of, any provision hereof.

8        CONFIDENTIALITY

8.1 For a period of 5 years from disclosure to the other Party, each Party shall maintain the Confidential Information of the other Party in confidence (including the terms of this Agreement), and shall not knowingly disclose, divulge, or otherwise communicate such Confidential Information of the other, or use it for any purpose, except as permitted or contemplated by this Agreement, and in order to carry out the terms and objectives of this Agreement. The Parties will use reasonable precautions to prevent and restrain the unauthorized disclosure of such Confidential Information of the other Party. The provisions of this paragraph and Section 8.2 shall not apply to Confidential Information which:

8.1.1 was known or used by the receiving Party or its Affiliates without any restriction on disclosure, prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or

8.1.2 either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction on disclosure to the receiving Party or its Affiliates by an independent, unaffiliated third party rightfully in possession of the Confidential Information, provided that if such Confidential Information is provided to the receiving Party by a third party rightfully in possession of the Confidential Information, but with restrictions on disclosure, the receiving Party may use such Confidential Information in accordance with such restrictions of the third party;

8.1.3 either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission of the receiving Party or its Affiliates;

8.1.4 is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, to comply with a court order, or to comply with governmental regulations, provided that the receiving Party provides reasonable (prior, if feasible) written notice of such disclosure to the other Party and the receiving

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         Party cooperates with the other Party, at the other Party's expense and upon the other Party's reasonable written request, in taking reasonable and lawful actions to avoid and/or minimize the degree of such disclosure;

8.1.5 is independently developed by the receiving Party or its Affiliates without reference to the Confidential Information.

8.2 Deltagen may not publish in a journal article or other publication any benchmark results comparing the use of the Probe Arrays with other competitive technologies without the prior written approval of Affymetrix. Affymetrix may not publish results of the use of the Probe Arrays that include any results derived by Deltagen without the prior written approval of Deltagen. Subject to the limitations of the foregoing and Section 3 above, Deltagen may publish the results of its research and/or use of the Probe Arrays at its sole discretion, provided that in no event shall Deltagen publish Affymetrix' Confidential Information or Chip Improvement Inventions without Affymetrix' consent. In the event that Deltagen chooses to publish such results, if Affymetrix scientists have contributed to such work, then authorship will be according to scientific input in accordance with applicable industry standards for such matters and Affymetrix will cooperate in such publications. If a Party decides to make a publication that requires the prior approval of the other Party pursuant to this Section, then the publishing Party will provide the other Party with draft versions of all such publications at least 60 days prior to submission, for the other Party's approval (and, if approval is given, technical review), and will allow for removal of the other Party's Confidential Information. For purposes of this Section "publication" shall not mean the license of Databases or the provision of Services hereunder.

9        WARRANTY

9.1 Both Parties to this Agreement represent and warrant that they have the full right and authority to enter into and perform this Agreement.

9.2 Affymetrix warrants that the Probe Arrays delivered hereunder do not incorporate the *** of a third party anywhere in the world or, to its *** (provided that such obligation to perform *** shall be fully satisfied by ***, for purposes of disclosure to the relevant *** during ***), *** of a third party in the ***. EXCEPT AS OTHERWISE PROVIDED HEREIN, AFFYMETRIX DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES RELATING TO MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. Affymetrix shall have no liability under any theory of strict liability, negligence,

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         whether active or passive, or products liability. Affymetrix' entire liability shall in no event exceed the compensation hereunder. Affymetrix shall have no liability under this Section for any indirect, consequential, incidental, or special damages. Deltagen understands that the risks of loss herein are reflected in the price of the Probe Arrays and access fees and that the terms would have been different if there had been a different allocation of risk.

9.3 AFFYMETRIX warrants that (i) all *** provided hereunder shall meet the *** and shall be ***, provided that Deltagen's sole and exclusive remedy and Affymetrix' sole and exclusive liability for a breach of this warranty in this subsection (i) shall be limited to those express provisions set forth in Sections 3 and 5 above and
         (ii) for one (1) year from the date of shipping, the System and the Software shall be free from defects in design, materials and workmanship; shall operate in accordance with Affymetrix' respective documentation, manuals and published specifications in all material respects; and, in the case of the Software, shall, at the time of shipment, constitute the most recent generally available release or version thereof. Support services for Software and Systems will be provided pursuant to Affymetrix' standard service terms. Affymetrix' sole and exclusive liability (and Deltagen's sole and exclusive remedy) under the foregoing warranty shall be to repair or replace Software and Systems or provide Deltagen a refund, as solely determined by Affymetrix. Nonconforming Systems will be serviced at Deltagen's facility or, at Affymetrix' option, Affymetrix' facility. If service is performed at Affymetrix' facility, Affymetrix will bear shipping costs. This warranty does not apply to any defect caused by failure to provide a suitable storage, use, or operating environment, use of non-recommended reagents, or the use of the Probe Arrays, Systems or Software for a purpose or in a manner other than that for which they were designed, modifications or repairs done by Deltagen, or any other abuse, misuse, or neglect of such products. This warranty applies only to Deltagen and its Affiliates, and not third parties.

10       INDEMNITY

10.1 Affymetrix will settle or defend any suit or proceeding brought against Deltagen and its Affiliates to the extent based on a claim that the Probe Arrays, System or Software delivered hereunder or their use in accordance with this Agreement and Affymetrix's standard documentation (e.g., System manuals) directly infringes an issued patent in the United States of America, the EPO or Japan. Affymetrix will settle or defend any suit or proceeding brought against Deltagen to the extent based on a claim that the manufacture, sale or license by Affymetrix or its Affiliates of Probe Arrays, System and/or Software delivered hereunder indirectly (i. e. through contributory infringement or inducement) infringes a patent issued in or by the United States of America, EPO and/or Japan. Affymetrix shall have no liability under this paragraph to the extent that the

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         alleged infringement arises out of any addition or modification to the Probe Arrays or their use by Deltagen not specified by Affymetrix in, or not contemplated by, this Agreement or any such standard documentation, or Deltagen's combination of the Probe Arrays with other devices not specified or provided by Affymetrix. Patent claims that meet all of the following three criteria are referred to herein as "Non-Covered Claims:" (i) the claim arises solely out of Deltagen's use of the Probe Arrays, System or Software; (ii) Affymetrix does not indemnify Deltagen with respect to such claim under the first two sentences of this Section 10.1; and (iii) the claim is for infringement of a patent issued in or by the United States of America, the EPO and/or Japan. Deltagen will settle or defend any suit or proceeding arising out of Deltagen's specific use of Probe Arrays, which suit or proceeding is based on an issued patent the United States of America, the EPO or Japan brought against Affymetrix for Non-Covered Claims. The indemnifying Party shall pay all damages and costs finally awarded against the indemnified Party for such infringement. For this paragraph to apply the indemnified Party must inform the indemnifying Party within 14 days of notice of any claim or suit being made or brought, and give the indemnifying Party the full authority, information, and assistance necessary to settle or defend such suit or proceeding. The indemnifying Party shall not be bound in any manner by any settlement made without its prior written consent. Each indemnifying Party's liability hereunder (except for costs of defense and with respect to claims of willful infringement) shall be limited to an amount equal to the total amount paid. In the event that the Probe Arrays are held to infringe and their use is enjoined as a result of infringement (not limited to those for which it has an obligation to indemnify Deltagen), Affymetrix may obtain for Deltagen the right to continue using such Probe Arrays, modify them to become noninfringing, or grant Deltagen a credit equal to the cost of all affected Probe Arrays that are unused, and accept the return of such unused Probe Arrays, or, alternatively, a credit equal to the amount which Deltagen is legally obliged to pay as a royalty to the third party for use of such Probe Arrays. This Section 10.1 states the entire liability for infringement of intellectual property rights and is in lieu of all other warranties, express or implied except as stated in Section 9.

11       TERM AND TERMINATION

11.1 This Agreement shall extend until the end of the Term unless terminated earlier by a Party for cause by written notice if the other Party (or its Affiliate) materially breaches any material provision of this Agreement and fails to substantially cure such breach within 30 days of written notice describing the breach and the intent of the notifying Party to terminate the Agreement in the event such breach is not

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         substantially cured. In addition, in the event Deltagen elects option (b) as set forth in Section 5.1, Deltagen may terminate this Agreement without cause and without liability to Affymetrix on not less than ninety (90) days prior written notice given at any time within the period beginning nine (9) months after the end of the Beginning Period and ending fifteen (15) months after the end of the Beginning Period.

11.2 Upon termination of this Agreement due to expiration of the Term or for any reason other than a material, uncured breach by Deltagen of a material provision of this Agreement, Deltagen may continue in accordance with this Agreement (i) to use the Software, (ii) to use the Probe Arrays previously purchased by Deltagen within their specified shelf life, all subject to the warranty and return provisions provided in this Agreement, and (iii) to use and sublicense the Datapoints and Databases.

11.3 Upon termination of this Agreement, the following provisions will survive: 2, 3.5, 3.6, 3.8, 3.9, 3.10, 4.2*, 5.2**, 5.3**, 5.4, 5.5***,
         5.6, 5.7, 6, 8, 9, 10, 11.2, 11.3, and 12. (* Except in the case where this Agreement is terminated due to a material, uncured breach by Deltagen of a material provision of this Agreement.) (** To the extent obligations are accrued prior to the termination date.) (*** For the avoidance of doubt, Deltagen's obligation to pay royalties for a Database shall survive termination of this Agreement and persist until the expiration of the last to expire Affymetrix patent rights that would otherwise be infringed by such Database.)

12       MISCELLANEOUS

12.1 Deltagen shall keep, and shall cause its Affiliates to keep, for a period of at least two (2) years full, accurate, and true books of accounts and other records containing all information and data which may be necessary to ascertain and verify the fees and royalties payable hereunder. During the Term of this Agreement and for a period of two
         (2) years following the time at which the relevant fee or payment is due, Affymetrix shall have the right from time to time (not to exceed once during a calendar year or once with respect to any given period) to have an independent certified public accountant reasonably acceptable to Deltagen audit in confidence such books, records, and supporting data on reasonable advance written notice and at their normal location. Any such audit shall be conducted so as to have the minimum impact on the normal conduct of Deltagen's business and operations and such auditor shall only disclose to Affymetrix his conclusion and summary information showing whether or not Deltagen has made correct payment of the fees and royalties payable hereunder, or, if not, the extent and nature of any discrepancy. In the event it is finally

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         determined that there is a discrepancy initially revealed by an audit reveals greater than 5% in the relevant period, Deltagen will pay any reasonable audit fees.

12.2 DELTAGEN UNDERSTANDS THAT THE PROBE ARRAYS DELIVERED HEREUNDER ARE NOT FDA APPROVED. DELTAGEN AGREES NOT TO USE THE PROBE ARRAYS DELIVERED HEREUNDER IN ANY CLINICAL OR OTHER SETTING REQUIRING FDA REVIEW OR APPROVAL EXCEPT THAT DELTAGEN MAY USE THE PROBE ARRAYS IN CLINICAL TRIALS WHEN IT OBTAINS ALL REQUIRED FDA OR OTHER REGULATORY APPROVALS REQUIRED FOR USE IN SUCH TRIALS. DELTAGEN WILL INDEMNIFY AFFYMETRIX FOR ANY CLAIMS MADE BY A PATIENT ARISING FROM THE USE OF THE PROBE ARRAYS. THE PROBE ARRAYS AND SYSTEMS ARE NOT LICENSED EXCEPT AS SPECIFICALLY RECITED HEREIN UNDER ANY INTELLECTUAL PROPERTY RIGHTS OF AFFYMETRIX.

12.3 SUBJECT TO SECTION 9 AND 10, NEITHER PARTY SHALL ANY LIABILITY FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES.

12.4 Neither Party nor any of its Affiliates shall originate any news relating to this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, or except as otherwise required by law.

12.5 Either Party may assign any rights or obligations of this Agreement to (i) an Affiliate, (ii) any third party who acquires all or substantially all of the relevant assets of the assigning Party by merger or sale of assets or otherwise or (iii) with the written consent of the other Party (not to be unreasonably withheld), any other third party. Notwithstanding the foregoing and only at Affymetrix' option, to be exercised by providing notice in writing to Deltagen within ten (10) business days of having received written notice of the pendency of such transaction, if Deltagen is acquired by or otherwise makes an assignment hereof to a company or an Affiliate of a company that, at the time of assignment, either (i) has a significant business (defined as a business whose primary source of gross revenue is derived from sale of nucleic acid arrays and such gross revenue is not less than $50,000,000 per year) in nucleic acid arrays (including, without limitation, if this provision were applicable as of the date of this Agreement, Agilent, Amersham Pharmacia Biotech, Bickman Coulter, Celera, Corning, Hitachi, Hyseq, Incyte, Motorola, Oxford Gene Technologies, PE Biosystems, Rosetta Impharmatics) or (ii) is a party or an Affiliate of a party to material litigation with Affymetrix or its Affiliate with respect to allegation(s) of patent infringement, then, provided that Affymetrix (A) refunds to the assignee or Deltagen (as Deltagen elects) the pro-rated portion of the payment under Section 5.1 for the remainder of the year in which the assignment occurs; (B) agrees in writing that the assignee is not obligated to make payment under this Agreement other than unpaid amounts (if any) due with respect to period(s) ending on or before the date of assignment and, subject to the *** set forth in Section 5.5, royalties

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         accruing on Net Sales of the assignee thereafter; and (C) repurchases, at Deltagen's fully-loaded cost (including cost of capital), all of Deltagen's inventory of unused Probe Arrays on hand as of the date of assignment (if Deltagen so elects), then such assignee's rights hereunder shall be limited to commercializing Database(s) that make use of or include Datapoints that either existed prior to such assignment by Deltagen or, if Deltagen elects not to have Affymetrix repurchase all unused Probe Arrays pursuant to clause (C) preceding, are generated after such assignment from use of Probe Arrays in Deltagen's inventory as of the date of assignment, and such assignee shall not, without Affymetrix prior written consent which Affymetrix may withhold for any reason or no reason in Affymetrix' absolute sole discretion, be entitled hereunder to purchase additional Affymetrix products nor otherwise create new Datapoints.

12.6 This Agreement shall be construed according to the laws of California without regard to conflict of law provisions.

12.7 In the event of any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement ("Dispute"), the Parties shall seek to settle their differences amicably between themselves. Any unresolved Dispute shall be finally resolved by final and binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of ten (10) days following such notice to allow the Parties to attempt to resolve the Dispute between themselves. If the Parties are still unable to resolve the dispute, the Party giving notice may institute the arbitration proceeding under the rules of the American Arbitration Association ("AAA Rules"). Arbitration shall be held in Palo Alto, California. The arbitration shall be conducted before a single arbitrator mutually chosen by the Parties, but if the parties have not agreed upon a single arbitrator within fifteen (15) days after notice of the institution of the arbitration proceeding, then the arbitration will be conducted by a panel of three arbitrators. In such case, each Party shall within thirty (30) days after notice of the institution of the arbitration proceedings appoint one arbitrator. The third and presiding arbitrator shall then be appointed by the AAA in accordance with AAA Rules. All arbitrator(s) eligible to conduct the arbitration must undertake in writing as a condition of service to render their opinion( s) promptly after the final arbitration hearing. No arbitrator (nor the panel of arbitrators) shall have the power to award punitive damages or any award of multiple damages under this Agreement and such awards are expressly prohibited. Decisions of the arbitrator(s) shall be final and binding on the Parties. Judgment on the award of the arbitrator(s) may be entered in any court having jurisdiction thereof. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence by the Parties.

12.8 The waiver by either Party of a breach or a default of any provision of this

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

12.9 This Agreement and the documents referred to herein are the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating to the subject matter herein. No waiver alteration or modification of any of the provisions herein shall be binding unless in writing and signed by the Parties by their respective authorized representatives. In the event of a conflict or inconsistency between the provisions of this Agreement and the provisions of any license or other documentation provided by Affymetrix with the Systems, Software, Probe Arrays, reagents or any other Affymetrix product, then the provisions of this Agreement shall govern.

12.10 The headings in this Agreement are for convenience only and shall not be considered in construing this Agreement.

12.11 In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provision(s) held to be unenforceable.

12.12 This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns.

12.13 None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.

12.14 Any notice required under this Agreement shall be made by overnight mail or courier to the addresses below.

         If to Deltagen:

                  Deltagen, Inc.
                  1003 Hamilton Avenue
                  Menlo Park, CA 94025
                  Attn: President (with a copy to General Counsel) Facsimile Number: (650) 752-0202

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

         If to Affymetrix:
                  Affymetrix, Inc.
                  3380 Central Expressway
                  Santa Clara, California 95051
                  Attn: General Counsel
                  Facsimile Number: (408) 481- 4709

12.15 "Force Majeure" shall mean an Act of God, flood, fire, explosion, earthquake, strike, lockout, casualty or accident, war, civil commotion, act of public enemies, blockage or embargo, or any injunction, law, order proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority representative thereof, or the inability to procure or use materials, labor, equipment, transportation or energy sufficient to meet manufacturing needs without the necessity of allocation, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, which are beyond the reasonable control of such Party, which the party affected has used its reasonable best efforts to avoid, and which prevent, restrict or interfere with the performance by a Party of its obligations hereunder. The Party affected by Force Majeure shall give notice to the other Party promptly in writing and whereupon shall be excused from those obligations hereunder, to the extent of such prevention, restriction or interference, provided that the affected Party shall use its commercially reasonable efforts to overcome, avoid or remove such cause(s) of non-performance and shall continue performance whenever such cause(s) is removed with all possible speed. Nothing herein shall be deemed to require any Party to settle on terms unsatisfactory to such Party with regard to any strike, lockout or other labor difficulty, any investigation or proceeding by any public authority or any litigation by any third party.

12.16 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their properly and duly authorized officers or representatives as set forth below.

Affymetrix, Inc.

By:  /s/ Susan E. Siegel
   ---------------------------------

Name: Susan E. Siegel
     -------------------------------

Title: President
      ------------------------------

Date: 7/12/00
     -------------------------------

Deltagen, Inc.

By: /s/ William Matthews
   ---------------------------------

Name: William Matthews
     -------------------------------

Title: Chief Executive Officer
      ------------------------------

Date: July 12, 2000
     -------------------------------

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                    EXHIBIT A

                          INITIAL PROBE ARRAY FORECAST

TBD

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                    EXHIBIT B

                          SOFTWARE AND HARDWARE ORDERS

ITEM NUMBER                DESCRIPTION                                 QUANTITY
--------------------------------------------------------------------------------
                                       ***

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                    EXHIBIT C

                        FABRICATION VERIFICATION CRITERIA

I.       GENE EXPRESSION ARRAY FABRICATION VERIFICATION

         -  ***

              -  ***

              -  ***

         -  ***

              -  ***

              -  ***

II.      CHIP DESIGN QUALITY CHECK

         -  ***

              -  ***

              -  ***

              -  ***

III.     QC TESTING PROCEDURE

         -  ***

              -  ***

              -  ***

         -  ***

              -  ***

              -  ***

IV.      GE ARRAY QC TESTING PROCEDURE

         -  ***

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

              -  ***

              -  ***

              -  ***

         -  DOP AD027

              -  Assay

                   -  ***

                   -  ***

              -  Analysis

                   -  ***

                   -  ***


V.       GE ARRAY QC TESTING CRITERIA

         1. ***

              -  ***

         2. ***

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                    EXHIBIT D

                                       RMA

[***] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.